SCUDDER
                                                                     INVESTMENTS

Scudder Emerging Markets Debt Fund

Supplement to the currently effective prospectus
--------------------------------------------------------------------------------

The Board of Trustees of Scudder Emerging Markets Debt Fund approved the cessation of operations of the fund effective on or before May 1, 2005 (the "Closing Date"). Accordingly, the fund will redeem involuntarily the shares of any fund shareholder outstanding on or before the Closing Date. Shareholders may exchange into another Scudder fund or redeem their shares prior to the Closing Date. Shareholders who elect to redeem their shares prior to the Closing Date will receive the net asset value per share for all shares they own. Shareholders whose shares are redeemed involuntarily by the fund on or before the Closing Date will receive the net asset value per share for all shares they own on the date of such redemption. The redemption of shares may be a taxable event for shareholders other than those shareholders whose shares are held through a qualified defined contribution, defined benefit or other qualified retirement vehicle.

In conjunction with approving the cessation of operations of the fund, the Board of Trustees of the fund approved the closing of the fund to new investments effective as of the close of business on August 6, 2004. Current shareholders may continue to purchase shares in the fund only through reinvestment of dividends.



              Please Retain This Supplement for Future Reference.



February 28, 2005
SEMDF-xxxx